UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 15, 2020 (May 13, 2020)
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street, P.O. Box 7000
El Dorado,	Arkansas	71730-7000
(Address of principal executive offices, including zip code)

(870)	862-6411
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders
The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”
On May 13, 2020, Murphy Oil Corporation held its annual meeting of stockholders. The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors
The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.
				Broker
	For	Against	Abstain	Non-Votes
T. Jay Collins	120,309,633	2,749,912	144,373	13,866,932
Steven A. Cossé	122,311,635	779,400	112,883	13,866,932
Claiborne P. Deming	121,405,989	1,684,551	113,378	13,866,932
Lawrence R. Dickerson	121,147,965	1,937,941	118,012	13,866,932
Roger W. Jenkins	121,580,570	1,504,051	119,297	13,866,932
Elisabeth W. Keller	121,128,850	1,947,800	127,268	13,866,932
James V. Kelley	118,795,302	4,287,278	121,338	13,866,932
Walentin Mirosh	121,666,481	1,413,079	124,358	13,866,932
R. Madison Murphy	120,009,964	3,080,199	113,755	13,866,932
Jeffrey W. Nolan	121,732,113	1,349,517	122,288	13,866,932
Robert N. Ryan, Jr.	122,531,241	529,143	143,534	13,866,932
Neal E. Schmale	119,220,438	3,846,944	136,536	13,866,932
Laura A. Sugg	121,644,623	1,437,943	121,352	13,866,932

Proposal 2 – Advisory Vote to Approve Executive Compensation	102,660,780	20,296,990	246,148	13,866,932
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.

Proposal 3 – Approval of the Proposed 2020 Long-Term Incentive Plan	120,159,252	2,803,648	241,018	13,866,932
Regarding a vote to adopt the proposed 2020 Long-Term Incentive Plan (2020 LTIP), stockholders approved by vote the 2020 LTIP as shown.

Proposal 4 – Approval of Appointment of Independent Registered Public Accounting Firm	133,575,130	3,247,760	247,960
The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2020 was approved by the vote of stockholders as shown.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: May 15, 2020
	By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller